Supplement dated June 2, 2014
to the Prospectus and Summary Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Seligman Global Technology Fund	03/01/14
Effective on or about June 30, 2014, the list of portfolio managers under the caption “Fund Management" in the summary prospectus and in the "Summary of the Fund" section of the prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Role with Fund	Managed Fund Since
Paul Wick	Lead Manager	1994
Ajay Diwan	Co-manager	2006
Rahul Narang	Co-manager	June 2014
Sanjay Devgan	Technology Team Member	March 2014
Shekhar Pramanick	Technology Team Member	March 2014
Effective on or about June 30, 2014, the list of portfolio managers under the caption “Primary Service Providers - Portfolio Managers" in the "More Information About the Fund" section of the prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Role with Fund	Managed Fund Since
Paul Wick	Lead Manager	1994
Ajay Diwan	Co-manager	2006
Rahul Narang	Co-manager	June 2014
Sanjay Devgan	Technology Team Member	March 2014
Shekhar Pramanick	Technology Team Member	March 2014
Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Wick was a Managing Director of Seligman. Mr. Wick is Team Leader and Portfolio Manager for Technology. Mr. Wick joined Seligman in 1987. Mr. Wick began his investment career in 1987 and earned a B.A. from Duke and an M.B.A. from Duke/Fuqua.
Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Diwan was a Managing Director of Seligman. Mr. Diwan joined Seligman in 2001. He currently serves as Portfolio Manager. Mr. Diwan began his investment career in 1990 and earned a B.S. from Case Western Reserve University and an M.B.A. from Columbia University.
Mr. Narang joined the Investment Manager in 2012. Prior to 2012, Mr. Narang was a Senior Vice President at Robeco Investment Management. He currently serves as Senior Portfolio Manager. Mr. Narang began his investment career in 1994 and earned a B.S. in business administration from California Polytechnic State University.
Mr. Devgan joined the Investment Manager in 2012. Prior to joining the Investment Manager, Mr. Devgan was a Vice President at Morgan Stanley providing equity research on the semiconductor industry. Prior to his work at Morgan Stanley, he was a Senior Financial Business Analyst at Cisco Systems covering operations finance, and worldwide sales finance. He currently serves as a Securities Analyst. Mr. Devgan began his investment career in 1995 and earned a B.S. from University of California and an M.B.A. from Santa Clara University.
Mr. Pramanick joined the Investment Manager in 2012. Prior to joining the Investment Manager, Mr. Pramanick was a principal at Elemental Capital Partners focusing on global semiconductor devices, memory, capital equipment and disk drives. Prior to that, he was a semiconductor analyst at Season Capital Management. He currently serves as a Securities Analyst. Mr. Pramanick began his investment career in 1993 and earned a B.S. from the National Institute of Technology, an M.S. from the University of Oregon and a Ph.D. from North Carolina State University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP220_10_003_(05/14)